June 26, 1998
                                Pledge Agreement

  Between                                    and
===============================================================================
BANK/SECURED PARTY:                          PLEDGOR/DEBTOR:

NationsBank, N.A.                            Saul P. Steinberg
101 South Tryon Street                       Park Avenue Plaza
NationsBank Plaza                            55 East 52nd Street
Charlotte, North Carolina 28255              New York, New York  10055
===============================================================================

I. Security Interest. For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Pledgor hereby assigns and grants to the Bank a security interest and lien in the Collateral (as hereinafter defined) to secure the payment and the performance of the Obligations (as hereinafter defined).

II. Collateral. The pledge and security interest described above are granted in respect of the following collateral (the "Collateral"):

     A. Description of Collateral. All of Pledgor's right, title and interest in and to (i) 1,650,000 shares of common stock, par value $0.01 per share, of Reliance Group Holdings, Inc., a Delaware corporation ("Reliance"), and (ii) 500,000 shares of common stock, par value $0.10 per share, of Individual Investor Group, Inc., a Delaware corporation ("INI") (all of the foregoing shares, and all shares referred to in Section 2.B., are referred to collectively herein as the "Assets"), including, without limitation, all other property from time to time received, receivable or otherwise distributed in exchange for any or all of the Pledgor's interest in any Asset.

     B. Proceeds. All substitutes and replacements for and proceeds of the Assets. Any securities received by Pledgor which shall constitute substitutes and replacements for, or proceeds of, the Assets, shall, if delivered to Pledgor, be held in trust by Pledgor for the Bank and shall be delivered promptly to the Bank.

III. Obligations.

     A. Description of Obligations. The following obligations (collectively, the "Obligations") are secured by this Agreement:

          (i) All obligations of the Borrower to pay, as and when due and payable (by mandatory prepayment, by scheduled maturity or upon the occurrence of any Event of Default), all amounts from time to time owing by the Borrower pursuant to the Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between the Borrower and the Bank (as such Loan Agreement is in effect on the Closing Date or as modified or amended with the consent of Pledgor) or any other Loan Document as in effect on the

     Closing Date (as modified or amended with the consent of the Pledgor) whether for principal, interest, fees or otherwise and any and all renewals and extensions thereof effected in accordance with the terms of the Loan Documents; and

          (ii) All reasonable costs and expenses incurred by the Bank, including, without limitation, reasonable attorney's fees, to obtain, preserve, perfect and enforce this Agreement and maintain, preserve, collect and realize upon the Collateral.

In the event that any amount paid to the Bank with respect to any Obligation is subsequently recovered from the Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding involving an obligor of any Obligation, other than Pledgor, Pledgor shall be liable to the Bank for the amounts so recovered, regardless of whether the Collateral has been released or the security interest therein terminated.

IV. Pledgor's Warranties. Pledgor hereby represents and warrants to the Bank as follows (for purposes of the representations and warranties contained in Sections 4.B(ii) and 4.D, it is assumed that the obligations of the Borrower and Pledgor to Republic National Bank of New York in connection with a credit facility of the Borrower is being satisfied in full on the Closing Date):

     A. Ownership. Pledgor is the sole record and beneficial owner of the Collateral, free and clear of any setoff, claim, restriction, pledge, lien, security interest, encumbrance or other charge of any type, except for the security interest created hereunder.

     B. No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of, nor the compliance with, the terms, conditions or provisions hereof, will conflict with, result in a breach of, or constitute a default under (i) any relevant statute, law, ordinance, rule or regulation applicable to Pledgor or the Collateral or (ii) any indenture, agreement or other instrument, or any judgment, order or decree, to which Pledgor is a party or by which any of his assets including, without limitation, the Collateral, may be bound, which conflict, breach or default would have a material and adverse effect on Pledgor's ability to perform its obligations under the Loan Documents or the rights and remedies of the Bank under the Loan Documents. There is no litigation, claim or judicial, administrative or governmental proceeding of which Pledgor has been notified or, to the knowledge of Pledgor, threatened with respect to the Collateral, nor is there any basis for any such litigation, claim or proceeding.

     C. Security Interest. The pledge of the Collateral pursuant to this Agreement, together with the delivery to the Bank of certificates with respect to certificated Assets and stock powers in blank with respect to the Assets, creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

     D. Financing Statements. No financing statement or similar instrument covering the Collateral is on file in any public office, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.

     E. The Issuers. Pledgor has no knowledge of any insolvency or bankruptcy proceeding of any type instituted by or with respect to Reliance or INI.

V. Pledgor's Covenants. Until full payment and performance of all of the Obligations and termination of the Commitment, unless the Bank otherwise consents in writing:

     A. Rights to Collateral. Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Bank. Pledgor shall keep the Collateral free from all claims, restrictions, encumbrances, security interests, pledges, liens, demands or charges of any type, except the security interest hereby created. Pledgor shall not lease, lend, assign, or otherwise hypothecate, pledge or encumber the Collateral or any interest therein.

     B. Sale of Shares. In the event Reliance or INI defaults in its reporting obligations under paragraph (c) of Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Rule 144"), Bank may require Pledgor to substitute new collateral satisfactory to the Bank for the Assets so affected. Pledgor shall not sell, assign or otherwise dispose of or transfer the Collateral or any part thereof, without the prior written consent of the Bank. Pledgor will cooperate fully with the Bank with respect to any sale by the Bank of any of the Collateral after the occurrence and during the continuance of an Event of Default.

     C. Bank's Costs. Whether the Collateral is or is not in the Bank's possession, and without any obligation to do so and without waiving Borrower's default for failure to make any payment, the Bank at its option may pay any reasonable costs and expenses of obtaining, creating, preserving, perfecting, defending and enforcing the security interest created by this Agreement and discharging encumbrances on the Collateral, and such payments shall be a part of the Obligations and bear interest at the rate set out in the documents evidencing the Obligations.

     D. Information and Inspection. Pledgor shall (i) promptly furnish to the Bank information with respect to the Collateral reasonably requested by the Bank; (ii) allow the Bank or its representatives to inspect and copy, or furnish to the Bank or its representatives with copies of, all records relating to the Collateral and the Obligations that are within Pledgor's possession or personal control (control shall not include control Pledgor may have as a result of being an officer or director of any issuer of securities comprising the Collateral); and (iii) promptly furnish the Bank or its representatives with other information reasonably requested by the Bank with respect to the Collateral.

     E. Additional Documents. Pledgor shall sign and deliver any instruments furnished by the Bank, including, without limitation, financing statements and continuation statements, which are necessary or reasonably desirable in the judgment of the Bank to obtain, create, maintain and perfect the security interest hereunder and to enable the Bank to comply with any federal or state law in order to obtain, create or perfect the Bank's interest in the Collateral or to obtain proceeds of the Collateral.

     F. Notice of Changes. Pledgor shall notify the Bank immediately of (i) a change in Pledgor's residence and (ii) a material change in any matter warranted or represented by Pledgor in this Agreement.

     G. Possession of Collateral. Pledgor shall deliver or cause to be delivered to the Bank certificates or other evidence of the Assets within ten days following the execution and delivery hereof.

     H. Power of Attorney. Upon the occurrence and during the continuation of an Event of Default, Pledgor appoints the Bank and any officer thereof as Pledgor's attorney-in-fact with full power in Pledgor's name and on Pledgor's behalf to do every act which Pledgor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate the Bank to take any action hereunder nor shall the Bank be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligations are outstanding and shall not terminate on the incompetence or disability of Pledgor. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, the Bank shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable in respect of the Collateral or any part thereof.

     I. Other Parties and Other Collateral. No renewal or extensions of or any other indulgence with respect to the Obligations or any part thereof, no modification of any Loan Documents, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of the Bank under any law, hereunder, or under any other Loan Document. The Bank shall not be required to file suit or assert a claim for personal judgment against any person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing or otherwise realizing upon the Collateral.

     J. Waivers by Pledgor. Pledgor hereby waives (i) notice of the creation and existence of, the Obligations; (ii) subject to the provisions of Section 8.D. of this Agreement, notice of the extension or renewal of, and of any indulgence with respect to, the Obligations; and (iii) subject to the provisions of Section 2(b) of the Guaranty of Pledgor, presentment, demand, notice of dishonor, and protest. Subject to the provisions of Section 2(b) of the Guaranty of Pledgor, Pledgor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account. Pledgor further waives any right of subrogation or to enforce any right of action against any other obligor on any Obligation or other pledgor to the Bank of collateral for the Obligations until the Obligations are paid in full.

VI. Rights and Powers of the Bank. Upon the occurrence and during the continuance of any Event of Default, the Bank shall have the power to receive dividends, interest, premium and other payments with respect to the Assets and to vote the Collateral or dispose of the Collateral in accordance with the terms of the Loan Documents. Before or after an Event of Default, the Bank, without liability to Pledgor, may: (a) release any Collateral in its possession to
Pledgor, temporarily or otherwise; (b) require additional collateral in accordance with the terms of the Loan Documents; (c) reject as unsatisfactory any property hereafter offered by Pledgor as additional collateral; and (d) exercise all other rights which an owner of such Collateral may exercise, except the right to receive dividends and other payments with respect to the Assets or to vote or dispose of the Assets before an Event of Default shall have occurred. The Bank shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of the Bank, its officers, agents or employees, except for its or their own willful misconduct or gross negligence. The foregoing rights and powers of the Bank will be in addition to, and not a limitation upon, any rights and powers of the Bank given by law, elsewhere in this Agreement, or otherwise.

VII. Default.

     A. Event of Default; Rights and Remedies. If any Event of Default shall occur, then, in each and every such case, the Bank may, without (except for any notice required under Section X.C. of the Loan Agreement, Section 7.A.(ii) or
Section 8.D. of this Agreement, Section 2(b), Section 12 or Section 13 of the Guaranty of Pledgor or any other notice required under this Agreement or any other Loan Document which may not be waived under any applicable law) (a) presentment, demand, or protest, (b) notice of default, dishonor, demand, non-payment, or protest, (c) notice of intent to accelerate all or any part of the Obligations, (d) notice of acceleration of all or any part of the Obligations, or (e) notice of any other kind, all of which Pledgor hereby expressly waives, at any time thereafter exercise and/or enforce any of the following rights and remedies, at the Bank's option:

          (i) Direct Delivery of Dividends and Other Distributions. All dividends, interest, premium and other payments with respect to the Assets of whatever kind or nature thereafter paid with respect to the Assets shall be paid directly to the Bank, and Pledgor shall execute and deliver to the Bank any and all documents necessary to effectuate the foregoing.

          (ii) Liquidation of Collateral. Upon five (5) days prior notice to Pledgor, sell, or instruct any agent to sell, all or any part of the Collateral, and direct such agent to deliver all proceeds thereof to the Bank, and apply all proceeds to the payment of any or all of the Obligations in such order and manner as the Bank shall, in its discretion, choose.

          (iii) Acceleration. Declare the Obligations immediately due and payable and terminate the Commitment.

          (iv) Uniform Commercial Code. Exercise all of the rights, powers and remedies specified in the Loan Documents or of a secured creditor under the Uniform Commercial Code then in effect in New York State ("UCC").

Pledgor specifically understands and agrees that any sale or redemption by the Bank of all or part of the Collateral pursuant to the terms of this Agreement may be effected by the Bank at times and in manners which could result in the proceeds of such sale or redemption being significantly and materially less than might have been received if such sale or redemption had occurred at different times or in different manners, and Pledgor hereby releases the Bank and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale or redemption. Bank agrees that any sale of Collateral shall be made in a commercially reasonable manner and Pledgor acknowledges and agrees that the sale of the Collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale.

VIII. General.

     A. Parties Bound. The Bank's rights and obligations hereunder shall (i) not be assigned (except by operation of law or upon any merger, consolidation or reorganization of the Bank) without the consent of Pledgor and (ii) inure to the benefit of the Bank and its successors and permitted assigns. All representations, warranties and agreements of Pledgor shall be binding upon the successors and permitted assigns of Pledgor.

     B. Waiver. No delay of the Bank in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by the Bank of any right hereunder or of any default by Pledgor shall be binding upon the Bank unless in writing, and no failure by the Bank to exercise any power or right hereunder or waiver of any default by Pledgor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of the Bank as provided for herein or in any of the Loan Documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all other such rights, powers or remedies.

     C. Pledge Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all Loans made at any time pursuant to the Loan Documents and all Obligations now existing or hereafter created pursuant to the terms of the Loan Documents. Provisions in this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

     D. Notice. Notice shall be delivered personally or sent certified mail postage prepaid to the address of Pledgor given above, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the mail, certified and postage prepaid, or if delivered personally, upon delivery. Notices with respect to extensions or renewals of, and of any indulgence with respect to, the Obligations shall be effective two Business Days after notice of such has been given or made to Pledgor in accordance with this Section.

     E. Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited, which shall be signed by Pledgor and the Bank. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

     F. Partial Invalidity. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     G. Applicable Law and Venue. This Agreement has been executed and delivered in the State of New York and shall be governed by the laws of that State. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     H. [Intentionally omitted]

     I. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (i) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN NEW YORK COUNTY AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (ii) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (B) TO

     OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     J. Controlling Document. To the extent that this Agreement conflicts with or is in any way incompatible with any provision of any other Loan Document, any promissory note shall control over any other document, and issues not addressed in such promissory note shall be governed by the terms of the Loan Document that most specifically covers such issues. Capitalized terms used herein without definition have the meaning ascribed to those terms in the Loan Agreement.

     K. NOTICE OF FINAL AGREEMENT. This written Agreement and any other related Loan Documents constitute the final agreement between the parties, and supersede all prior written agreements and all prior, contemporaneous or subsequent oral agreements of the parties regarding all issues addressed in the Loan Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their duly authorized representatives as of the date first above written.


BANK/SECURED PARTY:                         PLEDGOR/DEBTOR:


 NATIONSBANK, N.A.

By:_________________________________        __________________________
         Mary A. Pan                        Name:  Saul P. Steinberg
         Senior Vice President